                     SECOND AMENDMENT AND WAIVER AGREEMENT
                     -------------------------------------
         MULTI-COLOR CORPORATION, an Ohio corporation (the "Company"), PNC BANK, OHIO, NATIONAL ASSOCIATION and STAR BANK, NATIONAL ASSOCIATION (each individually a "Lender" and collectively the "Lenders") and PNC BANK, OHIO, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), hereby agree as follows effective as of January 1, 1995 ("Effective Date"):

         1.      RECITALS.
                 --------
                 1.1 On July 15, 1994 the Company, the Lenders and the Agent entered into a Credit, Reimbursement and Security Agreement which has been amended by a First Amendment and Waiver Agreement (as amended, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Credit Agreement.

                 1.2 The Company has requested that the Lenders waive certain Events of Default under the Credit Agreement and amend the Credit Agreement and the Lenders are willing to do so subject to and in accordance with the terms of this Second Amendment and Waiver Agreement (the "Second Amendment").

         2.      AMENDMENTS.  The Credit Agreement is hereby amended as follows:
                 ----------
                 2.1 Section 1.1.10 of the Credit Agreement is amended in its entirety to provide:

                          1.1.10  "Applicable Margin" will mean:

                                 a.  As to any Revolving Loan Base Rate Advance:

                     Leverage Ratio                            Applicable Margin
                     --------------                            -----------------
                     0 <= 1.70                                        0.0%
                     > 1.70 <= 2.25                                   0.0%
                     > 2.25 <= 2.50                                   0.25%
                     > 2.50 <= 2.75                                   0.50%
                     > 2.75 and above                                 1.00%

                           b.  As to any Revolving Loan Eurodollar Rate Advance:

                     Leverage Ratio                            Applicable Margin
                     --------------                            -----------------
                     0 <= 1.70                                        1.50%
                     > 1.70 <= 2.25                                   1.75%
                     > 2.25 <= 2.50                                   2.00%
                     > 2.50 <= 2.75                                   2.25%
                     > 2.75 and above                                 3.00%

                        c. As to any Equipment Line Loan or Equipment Term Loan Base Rate Advance:

                     Leverage Ratio                            Applicable Margin
                     --------------                            -----------------
                     0 <= 1.70                                        0.0%
                     > 1.70 <= 2.25                                   0.25%
                     > 2.25 <= 2.50                                   0.50%
                     > 2.50 <= 2.75                                   0.75%
                     > 2.75 and above                                 1.25%

                        d. As to any Equipment Line Loan or Equipment Term Loan Eurodollar Rate Advance:

                     Leverage Ratio                            Applicable Margin
                     --------------                            -----------------
                     0 <= 1.70                                        1.75%
                     < 1.70 <= 2.25                                   2.00%
                     < 2.25 <= 2.50                                   2.25%
                     < 2.50 <= 2.75                                   2.50%
                     < 2.75 and above                                 3.25%

                        e.  As to the Equipment Term Loan Fixed Rate Advance:

                     Leverage Ratio                            Applicable Margin
                     --------------                            -----------------
                     0 <= 1.70                                        1.75%
                     < 1.70 <= 2.25                                   2.00%
                     < 2.25 <= 2.50                                   2.25%
                     < 2.50 <= 2.75                                   2.50%
                     < 2.75 and above                                 2.75%


        2.2 Section 1.1.20 of the Credit Agreement is amended in its entirety to provide:
                        1.1.20 "Borrowing Base" will equal the lessor of (a) the sum of eighty percent (80%) of the Eligible Accounts Receivable plus fifty percent (50%) of Eligible Inventories less $2,000,000 or (b) the Total Revolving Commitment.

        2.3 Section 1.1.75 of the Credit Agreement is amended in its entirety to provide:

                                  "Interest Period" will mean, with respect to
                 any (a) Base Rate Advance, a period commencing on the Borrowing Date or Conversion Date thereof, as applicable, and ending on a date designated by the Company in the related Notice of Conversion; (b) Eurodollar Rate Advance, a period commencing on the Borrowing Date, Conversion Date or Continuation Date thereof, as applicable, and ending on a date 30 days thereafter, as designated by the Company in the related Notice of Borrowing, Notice of Conversion or Notice of Continuation; provided, however, that:

                          A. the Company may not select any Interest Period that ends after the Termination Date;

                          B. whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

                          C. whenever the first day of any Interest Period occurs on the last Business Day of a calendar month (or on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), such Interest Period shall end on the last Business Day of such calendar month; and

                          D. in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which each preceding Interest Period expires.

                 2.4 Section 2.12.2(e) of the Credit Agreement is amended in its entirety to provide:

                          2.12.2(E)   LETTER OF CREDIT FEES.  The Company will
                 pay to the Agent a fee computed at a rate per annum equal to the following percentages of the aggregate Letter of Credit Amounts (the "Letter of Credit Fee"), which fee will be computed and payable quarterly in advance beginning on the Date of Issuance and on the first Business Day of each quarter thereafter:

            Leverage Ratio                      Letter of Credit Fee
            --------------                      --------------------
            0 <= 1.70                                   1.25%
            < 1.70 <= 2.25                              1.50%
            < 2.25 <= 2.75                              2.00%
            < 2.75 and above                            2.50%


        2.5 Section 9.4 of the Credit Agreement is amended in its entirety to provide:

                 9.4 BORROWING BASE CERTIFICATES. The Company will furnish the Agent upon the request from time to time of the Agent but in no event less often than weekly, a Borrowing Base Certificate in the form of the attached Exhibit T. The Borrowing Base Certificate will update accounts receivable weekly and will update finished goods inventory monthly. The Agent will promptly send a copy of such certificate to each Lender.

        2.6      The following is added to the Credit Agreement as Section 9.22:

                 9.22 CASH FLOW FORECAST. The Company will furnish to the Agent each week a cash flow forecast for the next succeeding 12 week period in form satisfactory to the Agent, the form of which will be substantially similar to that attached hereto as Schedule 2.

        2.7      The following is added to the Credit Agreement as Section 9.23:

                 9.23 RECEIVABLE AND PAYING AGING. The Company will furnish to the Agent upon the request from time to time of the Agent, but in no event less often than monthly within 30 days after the end of each calendar month, an aging report of receivables and payables, in form satisfactory to the Agent.

        2.8 Notwithstanding anything to the contrary contained in the Credit Agreement or in the Loan Documents, the Equipment Line Facility shall not be available for draws by the Borrower without further written consent of the Lenders which may be withheld in their sole discretion.

        2.9 Exhibit T to the Credit Agreement is amended and the revised Exhibit T is attached hereto as Schedule 1.

   3.   WAIVERS.
        -------

        3.1 The Lenders and the Agent hereby waive any Event of Default or Default that occurred prior to January 2, 1995 resulting from the Company's failure to comply with

Sections 10.4 (Cash Flow Coverage Ratio), 10.5 (Current Ratio) or 10.6 (Leverage Ratio) of the Credit Agreement.

                 3.2 The Lenders and the Agent hereby waive until April 2, 1995 the Company's obligation to comply with Sections 10.4 (Cash Flow Coverage Ratio), 10.5 (Current Ratio) and 10.6 (Leverage Ratio) of the Credit Agreement.

                 3.3 The waivers set forth in Section 3.1, above, will relate only to the specific matters covered by such Sections and as to the waivers in Section 3.2, above, will extend only for the limited time period set forth therein. In no event will the Lenders and the Agent be under any obligation to provide additional waivers or enter into any amendments to the Credit Agreement with regard to those items or any other provision of the Credit Agreement.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. To induce the Lenders and the Agent to enter into this Second Amendment, the Company represents and warrants as follows:

                 4.1 The representations and warranties of the Company contained in Section 8 of the Credit Agreement are deemed to have been made again on and as of the date of execution of this Second Amendment and are true and correct as of the date of the execution of this Second Amendment.

                 4.2 No Event of Default (as such term is defined in Section 11 of the Credit Agreement) or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default exists on the date hereof, except for defaults that had been waived in accordance with
Section 3, above.

                 4.3 The person executing this Second Amendment is a duly elected and acting officer of the Company and is duly authorized by the Board of Directors of the Company to execute and deliver this Second Amendment on behalf of the Company.

         5. CLAIMS AND RELEASE OF CLAIMS BY THE COMPANY. The Company represents and warrants that the Company does not have any claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "Claims") against the Lenders or the Agent, their respective direct or indirect parent corporations or any direct or indirect affiliates of such parent corporation, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the successors or assigns of any of them (collectively, "Lender Parties") that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to the Lenders and the Agent to enter into this Second Amendment, the Company on behalf of itself, and all of its successors and assigns hereby knowingly and voluntarily releases and discharges all Lender Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Credit Agreement or any documents executed in connection with the Credit Agreement or which was related to or connected in any manner, directly or indirectly to the Notes or Letter of Credit.

         6. CONDITIONS. The Lenders' and Agent's obligations pursuant to this Second Amendment are subject to the following conditions:

                 6.1 The Agent shall have been furnished copies, certified by the Secretary or assistant Secretary of the Company, of resolutions of the Board of Directors of the Company authorizing the execution of this Second Amendment and all other documents executed in connection herewith.

                 6.2      The representations and warranties of the Company in
Section 4, above, shall be true.

                 6.3 The Company shall pay all expenses and attorneys fees incurred by the Lender in connection with the preparation, execution and delivery of this Second Amendment and related documents.

                 6.4 The Company shall pay a waiver fee of $20,000 to the Agent, to be shared pro rata by the Lenders.

                 6.5 An inventory appraisal satisfactory to the Agent shall be completed no later than April 10, 1995. The cost of such appraisal shall be shared pro rata by the Lenders.

         7.      GENERAL.

                 7.1 Except as expressly modified herein, the Credit Agreement, as amended, is and remains in full force and effect.

                 7.2 Except as specifically provided in Section 3, nothing contained herein will be construed as waiving any default or Event of Default under the Credit Agreement or will affect or impair any right, power or remedy of the Lenders or the Agent under or with respect to the Credit Agreement, as amended, or any agreement or instrument guaranteeing, securing or otherwise relating to the Credit Agreement.

                 7.3 This Second Amendment will be binding upon and inure to the benefit of the Company, the Lenders and the Agent and their successors and assigns.

                 7.4 All representations, warranties and covenants made by the Company herein will survive the execution and delivery of this Second Amendment.

                 7.5 This Second Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

                 7.6 This Second Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

         Executed as of the Effective Date.

                                        MULTI-COLOR CORPORATION,
                                           as Company


                                        By: ______________________________
                                        Print Name: ______________________
                                        Title:____________________________



                                        PNC BANK, OHIO,
                                          NATIONAL ASSOCIATION,
                                          on its own behalf as Lender and as
                                          Agent

                                        By:_______________________________
                                        Print Name:_______________________
                                        Title:____________________________



                                        STAR BANK,
                                          NATIONAL ASSOCIATION,
                                          as Lender


                                        By:______________________________
                                        Print Name:______________________
                                        Title:___________________________

                          CERTIFICATE OF THE SECRETARY
                          ----------------------------
                                       OF
                                       --
                            MULTI-COLOR CORPORATION
                            -----------------------

         The undersigned, Secretary of Multi-Color Corporation ("Corporation") hereby certifies to PNC Bank, Ohio, National Association, as Agent, as follows:

         1. The following Resolution was duly adopted and is a binding resolution of the Corporation:

                    RESOLVED, that the Corporation enter into an amendment to
                 the Credit, Reimbursement and Security Agreement ("Credit Agreement") by and between the Corporation and PNC Bank, Ohio, National Association, as Agent and Lender and Star Bank, National Association, as Lender, dated July 15, 1994, and the Note and Security Documents executed in connection therewith, to (i) amend certain provisions of the Credit Agreement and
                 (ii) release any claims the Corporation may have against the Lenders or the Agent and certain other persons and/or entities, and that the President or any Vice President, or any one of them, be and they each hereby are, authorized to execute any and all documents to effect the same, which documents shall contain such terms, conditions, waivers, releases or other agreements as any one of such officers in his or her sole discretion deems appropriate.

         2. The following is a complete and accurate list of the Officers of the Corporation as of this date:

         President  . . . . . . . . . . . . . .
                                                  -----------------------------
         Vice President . . . . . . . . . . . . .
                                                  -----------------------------
         Vice President . . . . . . . . . . . . .
                                                  -----------------------------
         Vice President . . . . . . . . . . . . .
                                                  -----------------------------
         Secretary  . . . . . . . . . . . . . . .
                                                  -----------------------------
         Chief Financial Officer  . . . . . . . .
                                                  -----------------------------



                                        --------------------------------------
                                        Secretary

                       SCHEDULE 1 TO SECOND AMENDMENT AND
                                WAIVER AGREEMENT
                                                      EXHIBIT T


                           BORROWING BASE CERTIFICATE


PNC Bank, Ohio, National Association
as Agent for the Lenders
parties to the Credit Agreement
referred to below
Regional Corporate Banking
201 East Fifth Street
P.O. Box 1198
Cincinnati, Ohio 45201-1198

         Attention: ____________________________

Gentlemen:

         The undersigned, an Authorized Employee of Multi-Color Corporation, refers to the Credit, Reimbursement and Credit Agreement, dated as of ________________, 1994 (the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, the Lenders, and PNC Bank, Ohio, National Association, as Agent for said Lenders, and, pursuant to
Section 9.4 of the Credit Agreement, hereby certifies that the information set forth on the attached schedule is complete and correct and has been computed in accordance with the Credit Agreement as of [insert the last Business Day of the month with respect to which the certificate is being delivered].

         [The form of schedule annexed to each Borrowing Base Certificate shall be in the form annexed hereto or such other form as may be agreed to by the Agent and the Borrower from time to time.]

         Signed this _____ day of ____________, 19___ by _________________, the
Authorized Employee of Multi-Color Corporation.


                                                _____________________________

                      ANNEX TO BORROWING BASE CERTIFICATE
                      -----------------------------------
BORROWER:        Multi-Color Corporation
ADDRESS:         4575 Eastern Avenue, Cincinnati, Ohio  45226
REPORTING                                          FOR THE
DATE:            __________________________        PERIOD ENDED:___________________
TO:              PNC Bank, Ohio, National Association


                                               ELIGIBLE INVENTORY AND RAW MATERIALS
                                               ------------------------------------
1.       Total Accounts Receivable Beginning of the Month                                       $________

2.       PLUS:  Sales for the Month                                                             $________

3.       LESS:  Total Cash Receipts in Accounts for Month                                       $________

4.       Total Accounts Receivable End of Month                                                 $________

5.       LESS:   A.       Accounts Over 60 days past due date
                          or 90 days past invoice date                  $________
                 B.       Remaining Balance of Receivables
                          with 50% Over 60 days past due date or
                          90 days past invoice date                     $________
                 C.       Foreign Accounts                              $________
                 D.       U.S. Government Accounts                      $________
                 E.       Contra Accounts                               $________
                 F.       Other Ineligible Accounts -
                          Discounts and Rebates                         $________
                          Total Ineligible Accounts                                             $________

6.       Total Eligible Accounts                                                                $________

7.       Finished Goods (FG) Inventory and Raw Materials Values as of: _____________

8.       Total Raw Materials and FG Inventory                                                   $________

9.       LESS:   A.       WIP                                           $________
                 B.       FG at Outside Processors                      $________
                 C.       Inks/Solvents/Melts                           $________
                 D.       Plastic Film Inventory                        $________
                 E.       Other Ineligibles                             $________

10.      Total Eligible FG Inventory and Raw Materials                                          $________

                        BORROWING BASE
                        --------------

80% of Net Eligible Receivables (No. 4)                                                         $________
50% of Net Eligible FG Inventory and Raw Materials (No. 10)                                     $________

Total Borrowing Base                                                                            $________

                        REVOLVING NOTE
                        --------------

CURRENT REVOLVING CREDIT FACILITY BALANCE                                                       $________
